News Release

FOR IMMEDIATE RELEASE
Epicor to Acquire Industry Leading Cloud Retail Analytics Solutions Provider - QuantiSense
Acquisition to Strengthen Epicor Retail Solutions Portfolio with Powerful Big Data Analytics to Deliver Actionable Business Insights to Retailers
AUSTIN, Texas, October 20, 2014 -- Epicor Software Corporation, a global leader in business software solutions for retail, manufacturing, distribution, and services organizations, today announced that it has agreed to acquire privately held QuantiSense, Inc., a preeminent provider of cloud and on-premises packaged analytic solutions for the retail industry.
The acquisition of QuantiSense, expected to close by October 31, 2014, will extend Epicor’s position as a leading provider of extended omni-channel solutions for midsize and large retail chains. Each year, over $450 billion in transactions flow through Epicor Retail systems implemented at leading retail brands. The addition of QuantiSense business intelligence and advanced retail analytics offerings to the Epicor Retail solutions portfolio will empower retailers to leverage enterprise-wide data as actionable insights to optimize all aspects of their operations, from the supply chain through to multi-channel points of purchase.
QuantiSense delivers analytic solutions targeted to all key retail business users including buyers, planners, marketers, auditors, store and regional managers, and corporate executives. An important advantage of the QuantiSense platform is its ability to manage big data requirements, consolidating huge volumes of data from disparate systems into a meaningful, role-based view of the business resulting in more reliable information, reduced costs, increased agility, and faster execution. QuantiSense customers include a number of leading global retail brands such as Hallmark Cards, Men’s Warehouse, Restoration Hardware, and Urban Outfitters. QuantiSense is already successfully working with many of Epicor’s largest retailers including Michael Kors, Carters, FGL Sports, Nexcom, and Reitmans.
"QuantiSense is an important strategic addition to Epicor, as they share our focus on delivering advanced solutions to help retailers transform their organizations, create exceptional customer experiences, and develop new opportunities to drive profitability, said Noel Goggin, executive vice president and general manager, Epicor Retail. QuantiSense has established a world-class customer base with the retail analytics industry’s highest client satisfaction ratings -- affirmed by its two consecutive years at #1 overall on the RIS Software LeaderBoard. With big data solutions available for deployment in the cloud, QuantiSense provides retailers with a significant and sustainable competitive advantage with a faster time to value."
"We are excited to join forces with Epicor -- a global leader in retail solutions to drive even greater value and opportunity to our clients, said Jeff Buck, founder and CEO of QuantiSense. The combination of QuantiSense’s powerful, yet easy-to-use analytics applications with the advanced, end-to-end Epicor Retail solutions suite will enable retailers to maximize performance across their entire operations to drive profitability and accelerate growth."

Following the closing of the acquisition, Buck and QuantiSense co-founder and chief technology officer Juan Pereira are expected to join Epicor Retail to lead the company’s retail analytics and big data initiatives. Buck and Pereira each have more than 20 years of experience in the advanced analytics market applied to the retail industry, including several years with leading retail data analytics platform company MicroStrategy.

"Mid-market retail has all of the challenges of the largest retailers and all of the IT budget and capacity for change of the smallest retailers. In order to remain competitive, it is increasingly critical for these retailers to have a strong grasp of the trends impacting their businesses, said Nikki Baird, managing partner for RSR Research. The acquisition of QuantiSense is a smart choice for Epicor. I’m looking forward to the addition of powerful analytics on top of Epicor’s vast set of transactions and customer data. This combination promises to help mid-market retailers rapidly turn their big data into meaningful and actionable insights."
About QuantiSense, Inc.
QuantiSense offers retail analytics software and services for leading specialty and department store chains. The company’s customers include more than 30 brand names such as Burlington Coat Factory, Destination XL, Hallmark Cards, Hibbett Sports, Restoration Hardware and Urban Outfitters. QuantiSense software offerings include QuantiSense Retail Business Intelligence™, a comprehensive, state-of-the-art retail enterprise analytics and data warehouse solution delivering packaged dashboards, reports, data model, and ETL designed exclusively for retailers. QuantiSense Playbooks™ automates the process of identifying and prioritizing retail exceptions such as imminent stockouts and overstocks, allowing retailers to efficiently solve problems and capitalize on valuable opportunities. With expert retail and BI consultants on-staff and a proven rapid implementation methodology, QuantiSense enables retailers to augment any existing BI and reporting platform or deploy their first retail data warehouse in as little as 60 days. For more information, visit www.quantisense.com.
About Epicor Retail
The Epicor Retail solutions business is the leading provider of extended omni-channel solutions for mid- and large-sized retail chains, delivering advanced solutions for retailers seeking to streamline processes, integrate channels, leverage intelligence and inspire customers, to maximize profitability. The Epicor Retail end-to-end suite is designed to meet the evolving merchandise and service expectations of today’s connected, cross-channel shopper, and the business requirements of the most demanding specialty soft goods and hard goods retail environments in a variety of industries including apparel, footwear, discount, and general merchandise. Hundreds of leading retailers -- from Aeropostale and Build-A-Bear Workshop, to General Nutrition Centers and VF Corporation -- trust Epicor Retail solutions to help them remain current, competitive, and consistently strong.

About Epicor Software Corporation
Epicor Software Corporation is a global leader delivering inspired business software solutions to the manufacturing, distribution, retail and services industries. With over 40 years of experience serving small, midmarket and larger enterprises, Epicor has more than 20,000 customers in over 150 countries. Epicor enterprise resource planning (ERP), retail management software, supply chain management (SCM), and human capital management (HCM) enable companies to drive increased efficiency and improve profitability. With a history of innovation, industry expertise and passion for excellence, Epicor provides the single point of accountability that local, regional and global businesses demand. The Company’s headquarters are located in Austin, Texas, with offices and affiliates worldwide. For more information, visit www.epicor.com.
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Epicor and the Epicor logo are trademarks of Epicor Software Corporation, registered in the United States and other countries. QuantiSense, QuantiSense Retail Business Intelligence and QuantiSense Playbooks are trademarks of QuantiSense, Inc. All other trademarks referenced are the property of their respective owners. The product and service offerings depicted in this document are produced by Epicor Software Corporation.

Forward-Looking Statements

Management of Epicor Software believes certain statements in this press release may constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the transaction, including potential synergies, the expected impact of the transaction, timing of closing, future operations of the combined entity, employment of certain executives and other statements that are not historical fact. These forward-looking statements are based on currently available competitive, financial and economic data together with management’s views and assumptions regarding future events and business performance as of the time the statements are made and are subject to risks and uncertainties, including, without limitation, risks associated with market and economic conditions, Epicor’s ability to consummate the transaction, which is subject to certain customary closing conditions, Epicor’s ability to integrate this acquisition and recognize expected synergies, Epicor’s ability to continue to support QuantiSense’s customers and add functionality to QuantiSense’s products, and the risks and uncertainties described in Epicor’s Annual Report on Form 10-K for the year ended September 30, 2013 and Quarterly Reports on Form 10-Q. Actual results may differ materially from those expressed or implied in the forward-looking statements.

As a result of these factors the business or prospects expected by the Company as part of this announcement may not occur. Epicor undertakes no obligation to revise or update publicly any forward-looking statements except as required by applicable law.

Contact: Lisa Preuss                             Erin Lutz
Senior Director, Corporate Communications                     Lutz PR (on behalf of Epicor)
Epicor Software Corporation                         +1 949 293 1055
+1 949 585 4235                                 erin@lutzpr.com
lpreuss@epicor.com